UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

April 18, 2023

Item 1.01.	Entry into a Material Definitive Agreement.

On April 18, 2023, Blink Charging Co., a Nevada corporation (the “Company”), Blink Mobility, LLC, a California limited liability company and wholly-owned subsidiary of the Company (“Mobility”), and Mobility Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Mobility (“Merger Sub”), entered into and, after all parties met the closing conditions, consummated the transactions contemplated under an Agreement and Plan of Merger, dated as of April 18, 2023 (the “Acquisition Agreement”), with Envoy Technologies, Inc., a Delaware corporation (“Envoy”). Pursuant to the Acquisition Agreement, Merger Sub merged with and into Envoy, whereupon the separate corporate existence of Merger Sub ceased, and Envoy was the surviving corporation of the merger and a wholly-owned subsidiary of Mobility (the “Acquisition”).

Envoy is a car sharing platform with an iOS/Android app that provides on-demand electric vehicles as an amenity to apartments, office buildings and hotels. The company equips real estate owners and operators with a new and innovative way to enhance the lifestyle of their tenants, members and guests by providing “Mobility as an Amenity™ service,” a platform that offers a technology to reserve and access vehicles, driver insurance, maintenance, electric vehicle chargers, electric fleet, fleet maintenance, full-service mobile app, customer support and robust analytics. Envoy provides the technology, operations and vehicles to implement private and dedicated auto-sharing as an amenity for any community.

Under the terms of the Acquisition Agreement, the acquisition consideration was up to $35,500,000, paid as follows: (i) $6,000,000 in cash paid upon the closing of the Acquisition Agreement (the “Closing”); (ii) a promissory note of Mobility in the principal amount of $5,000,000; (iii) a promissory note of Mobility in the principal amount of $2,000,000; and (iv)(a) in the event of an initial public offering or direct listing of Mobility or Mobility’s successor within 24 months after the Closing (and shares of common stock of the Company are not issued in lieu thereof), $18,500,000, $21,000,000 or $22,500,000 worth of shares of common stock of Mobility or Mobility’s successor, depending on the timing of such offering or listing, (b) in the event there is no initial public offering or direct listing of Mobility or Mobility’s successor within 24 months after the Closing, $21,000,000 worth of shares of common stock of the Company, or (c) at the Company’s option, a combination of cash and common stock of the Company with an aggregate value of $21,000,000.

The payment of shares of common stock of Mobility or Mobility’s successor, if any, will be based on the public offering price per share of such stock in the initial public offering. The payment of shares of common stock of the Company, if any, will be based on the average of the daily-weighted average prices for such stock on each of the 60 days ending on the day prior to issuance thereof.

The shares of common stock of the Company that may be issued are subject to a leak-out agreement for a period of 120 days following the issuance thereof whereby recipients of such stock may sell no more than up to 1% of such stock held by such recipient on any trading day, and up to 20% of such stock held by such recipient during any given month. The shares of common stock of Mobility or Mobility’s successor that may be issued are subject to any lock-up or leak-out plan in accordance with applicable federal securities laws and customary lock-up provisions.

Each of the equityholders of Envoy will receive registration rights in respect of the shares of common stock of Mobility or Mobility’s successor issued to such equityholder pursuant to a registration rights agreement.

Additionally, certain key employees of Envoy entered into employment offer letters with Mobility, including Aric Ohana, who will be the Chief Executive Officer of the Company’s Envoy subsidiary following the Closing.

In order to comply with the market rules of The NASDAQ Stock Market, the Acquisition Agreement includes a “share cap” to limit the number of shares that can be issued under the Acquisition Agreement to less than 20% of the Company’s current outstanding shares.

Prior to entering into the Acquisition Agreement, neither Envoy nor any Envoy stockholder had any material relationship or association with us, except for that certain Master Software Development and License Agreement between Envoy and Mobility for Envoy’s development of a consumer application, mobile backend, and administrative web backend to operate a carsharing program with the City of Los Angeles for Mobility’s wholly-owned subsidiary, BlueLA Carsharing LLC. The acquisition consideration was determined as a result of arm’s-length negotiations between the parties. There are presently no significant changes anticipated in the business or product lines of either the Company or Envoy.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is furnished as Exhibit 2.1 and is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth above in the third paragraph under Item 1.01 of this Current Report with regard to the issuance of the Company’s common stock is incorporated herein by reference in its entirety. The shares of common stock are not being registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering.

Forward-Looking Statements

Statements contained herein which are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will” or words of similar meaning. Such forward-looking statements are based on our management’s current beliefs as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including risks related to the acquisition of Envoy, as well as our ability to integrate the acquired business within expected timeframes and to achieve the revenue, cost savings and earnings levels from such acquisition at or above the levels projected.

Other important factors and information are described under the heading “Risk Factors” in our Form 10-K filed with the SEC on March 14, 2023, and in subsequent filings made by us with the SEC, which are available on the SEC’s website at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. We do not undertake any duty to update any forward-looking statement or other information in this Current Report on Form 8-K, except as required by U.S. federal securities law.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the financial statements of Envoy are not “significant” and therefore not required to be filed pursuant to Item 3.05(b) of Regulation S-X.

(b) Pro Forma Financial Information. In accordance with Item 9.01(b), the pro forma financial information is not “significant” and therefore not required to be filed pursuant to Article 11 of Regulation S-X.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 18, 2023, by and among Blink Charging Co., Blink Mobility, LLC, Mobility Merger Sub Inc., Envoy Technologies, Inc., and Fortis Advisors LLC (as Equityholders’ Agent).*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: April 24, 2023	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chairman and Chief Executive Officer

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